Exhibit 99.1
iGo® Announces Acquisition of AERIAL7
SCOTTSDALE, AZ, October 7, 2010 – iGo, Inc. (Nasdaq: IGOI), a leading provider of eco-friendly power management solutions and mobile electronic device accessories, today announced the acquisition of AERIAL7, a designer and marketer of innovative headphones for mobile electronic devices and professional audio equipment. The acquisition expands iGo’s line of accessories for popular devices like laptops, tablets, iPods®, iPhones® and other portable media devices.
AERIAL7 headphones combine superior acoustic technology with eye-catching design. AERIAL7 offers a wide range of styles and features that turn headphones from just a functional accessory to a bold fashion statement that allows consumers to express their unique and personal style. Additional information about AERIAL7’s products can be found at www.aerial7.com.
AERIAL7’s headphones are sold through fashion, action sports and professional audio retailers. They can be found domestically at lifestyle and music retailers such as Urban Outfitters and select Tilly’s and F.Y.E. locations. AERIAL7 also uses an international distribution network to sell its products in more than 50 countries, which accounts for approximately 60% of the company’s sales. AERIAL7 is currently generating annualized revenue of approximately $2.0 million.
“The acquisition of AERIAL7 further expands our presence in the mobile device accessories market, increases our international footprint, and provides another catalyst for driving profitable growth in the future,” said Michael D. Heil, President and Chief Executive Officer of iGo. “With their exceptional designs and effective grassroots marketing campaigns, AERIAL7 has created a strong niche in the young adult and professional audio markets. Further, the three founders that will be joining our team bring outstanding experience in design and marketing, not just in audio, but in all categories of mobile electronics accessories from their experience with companies such as Amp’d Mobile, Boost Mobile, Plantronics, Altec-Lansing and Rivet International. With the additional capital that we can provide to this business, the product design and marketing expertise that we are adding, and the synergies that can be created through our established distribution network, we believe we can develop additional products that can be taken into the mass market retail channel and accelerate our growth in the United States and abroad.”
Total consideration for the AERIAL7 acquisition was $3.34 million in cash. The Company has signed multi-year employment agreements with three key employees of AERIAL7. Each of the key employees of AERIAL7, Seth Egorin, Phil Johnson and Eljay Driessens, has also received 150,000 restricted stock units (RSUs) from iGo as inducement grants without stockholder approval pursuant to Nasdaq Marketplace Rule 5635(c)(4). The RSUs will vest one-third per year over a three-year time period.
About iGo, Inc.
iGo, Inc., based in Scottsdale, Arizona, is a leading provider of power management solutions, including eco-friendly chargers, and accessories for laptop computers and mobile electronic devices (e.g., mobile phones, PDAs, digital cameras, etc.). iGo is also the creator of the new, innovative
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iGo, Inc.

patent-protected power saving technology, iGo Green® Technology, that automatically eliminates wasteful and expensive standby or “vampire” power that is generated from chargers continuing to draw electricity when a mobile electronic device no longer requires charging or is disconnected from the charger. iGo’s chargers also leverage iGo’s intelligent tip technology, which significantly minimizes electronic waste by enabling one charger to charge hundreds of brands and thousands of models of mobile electronic devices through the use of interchangeable tips. In addition to iGo’s innovative power management solutions, iGo continues to add new, novel mobile electronic accessories consistent with its vision to attach its products and technology to every mobile electronic device.
iGo’s products are available at www.iGo.com as well as through leading resellers and retailers. For additional information call 480-596-0061, or visit www.igo.com.
iGo, iGo Green and Aerial7 are registered trademarks of iGo, Inc. and its affiliates. All other trademarks or registered trademarks are the property of their respective owners.
This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. The words “believe,” “expect,” “anticipate,” “should,” and other similar statements of our expectation identify forward-looking statements. Forward-looking statements in this press release include the belief that the acquisition of AERIAL7 provides another catalyst for driving profitable growth in the future and that iGo can accelerate its growth in the United States and abroad by developing additional products that can be sold to the mass market retail channel. These forward-looking statements are based largely on management’s expectations and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Risks that could cause results to differ materially from those expressed in these forward-looking statements include, among others, our ability to successfully integrate AERIAL7’s businesses, products and technologies; our dependence on large purchases from two significant customers; our ability to expand and diversify our combined customer base; our ability to expand our combined revenue base and develop new products; our loss or failure to replace any significant retail or distribution partners; our failure to expand or protect our proprietary rights and intellectual property; our failure to complete development of products in a timely manner; our failure to achieve the performance criteria required of our products by our customers; fluctuations in our operating results because of: the timing of new product and technology introductions and product enhancements, relative to our competitors, market acceptance of our products, the size and timing of customer orders, our ability to effectively manage inventory levels, delay or failure to fulfill orders for our products on a timely basis, distribution of or changes in our revenue among distribution partners and retailers, our inability to accurately forecast our contract manufacturing needs, difficulties with new product production implementation or supply chain, our suppliers’ ability to perform under their contracts with us, product defects and other product quality problems, the degree and rate of growth in our markets and the accompanying demand for our products, our ability to expand our internal and external sales forces and build the required infrastructure to meet anticipated growth, and seasonality of sales; increased focus on consumer electronics retailers on their own private label brands; decreasing sales prices on our products over their sales cycles; increased reliance upon RadioShack and Walmart; the termination of reseller and distributor agreements or reduced or delayed orders; difficulty in predicting sales to our customers resulting in increased levels of inventory; lack of visibility to end user customers; resellers and distributors promotion of competitor products; corporate and other sales incentive changes at our resellers and distributors; our failure to introduce new products and product enhancements that achieve market acceptance; our failure to protect our intellectual property; intellectual property

iGo, Inc.

infringement claims against us; our reliance on and the risk relating to outsourced manufacturing fulfillment of our products, including potential increases in manufacturing costs; our reliance on sole sources for key components; our ability to manage our anticipated growth; our ability to manage our inventory levels; the negative impacts of product returns; design and performance issues with our products; product liability claims; our ability to hire and retain qualified personnel; our ability to secure additional financing to meet our future capital needs; increased competition and/or reduced demand in our industry; our failure to comply with domestic and international laws and regulations; economic conditions, political events, war, terrorism, public health issues, natural disasters and similar circumstances; volatility in our stock price; the risk that our common stock could be delisted from Nasdaq; concentration of stock ownership among our executive officers and principal stockholders; provisions in our certificate of incorporation, bylaws and Delaware law, as well as our stockholder rights plan, that could make a proposed acquisition of the Company more difficult; and dilution resulting from potential future stock issuances.
Additionally, other factors that could cause actual results to differ materially from those set forth in, contemplated by, or underlying these forward-looking statements are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Risk Factors.” In light of these risks and uncertainties, the forward-looking statements contained in this press release may not prove to be accurate. The Company undertakes no obligation to publicly update or revise any forward-looking statements, or any facts, events, or circumstances after the date hereof that may bear upon forward-looking statements. Additionally, the Company does not undertake any responsibility to update you on the occurrence of unanticipated events which may cause actual results to differ from those expressed or implied by these forward-looking statements.
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CONTACT:
Tony Rossi
Financial Profiles
310-478-2700 x13
trossi@finprofiles.com